UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 26, 2006

TUMBLEWEED COMMUNICATIONS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-26223	94-3336053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Saginaw Drive, Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(650) 216-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02	Results of Operations and Financial Condition.

On October 26, 2006, Tumbleweed Communications Corp., a Delaware corporation, announced its financial results for the fiscal quarter ended September 30, 2006 and forward-looking statements relating to the fourth quarter of fiscal year 2006. A copy of the press release is furnished as Exhibit 99.1 hereto.

9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Registrant, dated October 26, 2006, entitled "Tumbleweed Reports Financial Results for Third Quarter of 2006."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TUMBLEWEED COMMUNICATIONS CORP.

By: /s/ James J. MacDonald
Name: James J. MacDonald
Title: Assistant Secretary

Date: October 26, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of Registrant, dated October 26, 2006, entitled "Tumbleweed Reports Financial Results for Third Quarter of 2006."

4